Exhibit 99.1

 Overview of CUBI, Customers Bank and BankMobile  Analyst Day MeetingJune 23, 2016NYSE: CUBI  Member FDIC

 Forward-Looking Statements  This presentation, as well as other written or oral communications made from time to time by us, contains forward-looking information within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to future events or future predictions, including events or predictions relating to future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “plan,” “intend,” or “anticipate” or the negative thereof or comparable terminology. These forward-looking statements are only predictions and estimates regarding future events and circumstances and involve known and unknown risks, uncertainties and other factors, including the risks described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in our filings with the SEC, that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The information is based upon various assumptions that may not prove to be correct.In addition to the risks described under “Risk Factors” in the reports we file with the SEC under the Securities Exchange Act of 1934, as amended, important factors to consider and evaluate with respect to such forward-looking statements include:changes in the external competitive market factors that might impact our results of operations;changes in laws and regulations, including without limitation changes in capital requirements under Basel III;changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;our ability to identify potential candidates for, and consummate, acquisition or investment transactions;the timing of acquisition or investment transactions;constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities;local, regional and national economic conditions and events and the impact they may have on us and our customers;costs and effects of regulatory and legal developments, including the results of regulatory examinations and the outcome of regulatory or other governmental inquiries and proceedings, such as fines or restrictions on our business activities;ability to attract deposits and other sources of liquidity;changes in the financial performance and/or condition of our borrowers;changes in the level of non-performing and classified assets and charge-offs;changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; unforeseen challenges that may arise in connection with the consummation of our recently-announced transaction with Higher One; inflation, interest rate, securities market and monetary fluctuations;

 Forward-Looking Statements  timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;changes in consumer spending, borrowing and saving habits;technological changes;our ability to increase market share and control expenses;continued volatility in the credit and equity markets and its effect on the general economy;effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;the businesses of Customers Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected, including with respect to our acquisition of certain assets from Higher One;material differences in the actual financial results of merger and acquisition activities compared with expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame, including with respect to our acquisition of certain assets from Higher One; our ability to successfully implement our growth strategy, control expenses and maintain liquidity; andCustomers Bank’s ability to pay dividends to Customers Bancorp. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, or, in the case of other documents referred to herein, the dates of those documents. We do not undertake any obligation to release publicly or otherwise provide any revisions to these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as may be required under applicable law.

 Goals For The Day  Discuss three growth storiesCustomers Bancorp and Customers BankBankMobile and the new relationship we now have with Colleges and related Student Checking BusinessNew high growth model for BankMobileStrategic options for BankMobile monetization and future of CUBICUBI and BankMobile Technologies value creation opportunities

 CUBI Competitive Advantage: A Highly Experienced Management Team

Company Highlights

Customers Bancorp, Inc.

Strong Organic Growth, Well Capitalized, Branch Lite Bank in Attractive Markets

- $9.0 billion asset bank with only 21 sales offices
- Well capitalized at 10.3% total risk based capital, 7.2% tier 1 leverage, and 6.2% tangible common equity to average tangible assets
- Target market from Boston to Philadelphia along Interstate 95

Strong Profitability, Growth & Efficient Operations

- Q1 2016 diluted earnings per share up 16.3% over Q1 2015 with a ROA of .85% and a ROCE of 12.85%
- Pre-tax, pre-provision ROA and ROE for Q1 2016 was 1.40% and 21.87% respectively
- Q1 2016 net income of $16.4 million up 17.6% over Q1 2015
- DDA and total deposits compounded annual growth of 75% and 62% respectively since 2009
- Q1 2016 net interest margin was 2.88%
- Operating efficiencies offset tighter margins and generate sustainable profitability
- Q1 2016 efficiency ratio was 53.74%

Strong Credit Quality & Low Interest Rate Risk

- 0.20% non-performing loans at March 31, 2016
- Total reserves to non-performing loans of 242.10%
- Minimal risk of margin compression from modestly higher short term rates and flatter curve

Attractive Valuation

- June 6, 2016 share price of $26.83 only 11x 2016 core consensus earnings and <10x 2017 consensus estimates
- CAGR of 33% in shareholder value since Dec 31, 2009
- Price/tangible book only 1.3x for estimated 2016 tangible book value
- Peers, by size, trading at ~14x estimated 2016 earnings and between 1.7x to 2.0x tangible book
- March 31, 2016 tangible book value of $19.08, up 65% since Dec 2011 with a CAGR of 13%

Highly Experienced Management Team

- Seasoned industry leaders with extensive experience

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 Price Performance  Price / NTM EPS

 Price-to-Book Multiples  Price / 2017 EPS1

 Customers Bank  Executing On Our Unique High Performing Banking Model

Execution Timeline

Customers Bancorp, Inc.

Phase I — Acquired Bank Platform

- We invested in and took control of a $270 million asset Customers Bank (FKA New Century Bank)
- Identified existing credit problems, adequately reserved and recapitalized the bank
- Actively worked out very extensive loan problems
- Recruited experienced management team

2009
Assets: $350M
Equity: $22M

Phase II — Built Strong Foundation

- Enhanced credit and risk management
- Developed infrastructure for organic growth
- Built out warehouse lending platform and doubled deposit and loan portfolio
- Completed 3 small acquisitions:
  - ISN Bank (FDIC-assisted) ~ $70 mm
  - USA Bank (FDIC-assisted) ~ $170 mm
  - Berkshire Bancorp (Whole bank) ~ $85 mm

2010-2011
Assets: $2.1B
Equity: $148M

Phase III — Leveraging Infrastructure

- Recruited proven lending teams
- Built out Commercial and Multi-family lending platforms
- De Novo expansion;4-6 sales offices or teams added each year
- Continue to show strong loan and deposit growth
- Built a "branch lite" high growth Community Bank and model for future growth
- Goals to ~12%+ ROE; ~1% ROA adopted

2012-2013
Assets: $4.2B
Equity: $387M

Phase IV — Innovation & Execution

- Single Point of Contact Banking model executed – commercial focus
- Continued recruitment of experienced teams
- Introduce BANKMOBILE – banking of the future for consumers
- Continue to show strong loan and deposit growth
- ~12%+ ROE; ~1% ROA expected within 2 years
- ~$8.4+ billion asset bank by end of 2015
- ~$9 billion asset bank by mid 2016

Q1 2016
Assets: $9.0B
Equity: $599M
ROCE: 12.8%

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 Results in: Organic Growth of Deposits with Controlled Costs  Source: Company data.  Total Deposit Growth ($mm)  Average DDA Growth ($mm)  Cost of Deposits  Total Deposits per Branch ($mm)  Customers’ strategies of single point of contact and recruiting known teams in target markets produce rapid deposit growth with low total cost

 Lending Strategy  High Growth with Strong Credit QualityContinuous recruitment and retention of high quality teamsCentralized credit committee approval for all loansLoans are stress tested for higher rates and a slower economyInsignificant delinquencies on loans originated since new management team took overCreation of solid foundation for future earnings  Source: Company documents.

 NPL  Source: SNL Financial, Company documents. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with assets between $3.5 billion and $10.0 billion. Industry data includes all FDIC insured banks. Peer and Industry data as of December 31, 2015   Build an Outstanding Loan Quality Portfolio  Charge Offs  Asset Quality Indicators Continue to be Strong  Note: Customers 2015 charge-offs includes 12 bps for a $9 million fraudulent loan

 Staff Expense Ratio  Build Efficient Operations  Source: SNL Financial, Company documents. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with assets between $3.5 billion and $10.0 billion. Industry data includes all FDIC insured banks. Peer and Industry data as of December 31, 2015.   Occupancy Expense Ratio  Total Costs as a % of Assets  Total Revenue per Employee ($000s)  Assets per Employee ($mm)

 Deposit, Lending and Efficiency Strategies Result in Disciplined & Profitable Growth  Core Revenue ($mm)   Core Net Income ($mm) (1)  Net Interest Income ($mm)  Strategy execution has produced superior growth in revenues and earnings  Income / Expense Growth ($mm)   Core income is net income before extraordinary items less/plus securities gains and losses , less a 2015 BOLI death benefit of approximately $2.4 million after tax, and excludes the 2015 $9.0 million ($5.8 million after tax) specific reserve for a fraudulent loan.CAGR calculated from December 2011 to December 2016 (annualized).

 Tangible BV per Share  Building Customers to Provide Superior Returns to Investors   Recent Performance Results  Financial Performance Targets  Earnings per Share Guidance / Valuation Multiples

 SWOT Analysis

 Recent & Expected Capital Growth  Note: Projected earnings based on consensus estimates of $2.40 EPS in 2016 and $2.67 EPS in 2017

 Capital Considerations

 Interest Rate Risk  Positioned well for gradually rising short term rates and a bear flattener

 Deposit Costs Could Come Down  Due to desire to stay below $10 billion in 2016 and 2017, opportunity to maintain cost of deposits in rising rate environment

 What Does Regulatory Issues on CRE Concentrations Mean to Us  No issues at all for traditional CREOnly about 200% of capitalConducted a very detailed analysis on multi family portfolioNo issues for CUBI; we have a strong Risk Management process in placeWill restrict future growth due to our decision not to grow beyond $10 billion until 2018

 A division of Customers BankHow technology will define consumer banking in the future

 Key management of BankMobile Technologies, Inc.

Startling facts about banks

- Banks each year charge about $32 billion in overdraft fees – that's allowing or creating over 1 billion overdrafts each year….Why??
- Payday lenders charge consumers another $7 billion in fees
- That's more than 3x what America spends on breast cancer and lung cancer combined and almost the amount Americans spend on vegetables
- 25% consumers are unbanked or underbanked
- In the age of "Uber", why is banking so behind?

  – **This should not be happening in America**

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©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

What it takes to succeed in digital banking

- **Absolute clarity of customer segments we are going after**
  - Millennials and middle-income Americans
- **Must have a very strong customer acquisition strategy**
  - Opening ~500,000 new checking accounts each year, creating first real ‘Digital Bank for millennials’
- **Clear Customer retention and growth strategy**
  - “Customers for life and selling awesome customers experiences”
  - Already have 2 million Millennials banking with us
- **Unique and superior technology that cannot be easily replicated**
  - “Superior Tech Company with a bank charter” – model very unique
- **There must be a strong profitable model: better than that of a traditional bank**
  - “High ROE, Low Risk, High-growth Fintech company”

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©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

Creating a virtual bank for the future, for consumers

- No fee or very low-fee banking, 25 bps higher interest savings, line of credit, 55,000 or more ATM's, Personal Banker and more, all in the palm of your hand
- Marketing Strategy
  - Target technology dependent younger consumers; including underserved / underbanked and middle income Americans
  - Reach middle income markets also through affinity or partnership banking groups
  - Revenue generation from debit card interchange and margin from low cost core deposits
  - Durbin Amendment a unique opportunity for BankMobile
- Expected to achieve profitability in 2016 and above average results in 3 – 5 years, goals are:
  a) 15 – 20% ROE
  b) ~2% ROA
  c) 15% + growth in revenues, mostly fee based
  d) Minimum credit or interest rate risk

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©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

What did we buy from Higher One last week?

BankMobile *Disbursements*

- Contractual relationships with 800 campuses in U.S.
- ~$5.0 million per year licensing or subscription fee income from colleges for software
- Platform for acquiring about 500,000 or more student checking account customers each year
- Business that had ~$120+ million in revenues, and Higher One's total market cap was $1billion four years ago
- We are making business model much more attractive for universities / college students (~$70 million in fees eliminated)
- No cost for profitable customer acquisition
- This customer acquisition strategy can be duplicated in partnership with other industries and large employers

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©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 BankMobile evolution  ©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 BankMobile’s ecosystem is well-positioned to create ‘customers for life’  ©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 Elements of an Effective Risk Management Program

Today's speakers for BankMobile

Luvleen Sidhu
Chief Strategy Officer



Casey McGuane
Chief Operating Officer



Andrew Crawford
Chief Client Officer



Lutz Braum
Chief Marketing Officer



Dan Armstrong
Chief Digital Officer



Kirk Barrett
Chief Technology Officer



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 BankMobile strategy  Luvleen Sidhu

 BankMobile’s mission  Make banking affordable, effortless, and financially empoweringProvide “wow” memorable experiences; not just sell products Create customers for life

 Our guiding principles    ©2016 BankMobile a Division of Customers Bank. All Rights Reserved.  Keep it simple  Best-in-class user experience and customer service are how we will win  We need to speak with an authentic voice  10X customer acquisition and retentionstrategy

Our Millennial target market is large and receptive to disruptive offerings

- Largest generation (~84 million)
- 40% would consider a branchless bank
- 33% want to switch banks in next 90 days
- Underserved by banks
- Receiving largest transfer of wealth in history
- 4 largest banks among 10 least loved brands

13
©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 Our middle income target market is struggling and needs a banking alternative  33% of Americans living paycheck to paycheck 47% don’t have enough to pay for a $400 emergency 20% are saving nothing 50% are saving less than 5%Paying $32B in overdraft fees a year  ©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 Consumer behavior and needs are changing       Consumer Behavior is Shifting…  Millennials Want Change! (75%) say they would  Overdrafts fees top $1 billion at the big 3 banks in the first three months of 2015. If the fee collection pace keeps up, that works out to about $20 for every American adult  SORRY BANKS, MILLENNIALS HATE YOUA three year study finds that millennials are looking for ways to live a BANK-FREE EXISTENCE in the future.  On average, customers visit bank branches 1-2 times per year vs. interacting with their bank 20-30 times/month on their mobile device  In 2014, for the first time, U.S. customers interacted with their banks more through mobile devices than any other means…including traditional online channels, ATMs, and branch visits  40% of millennials would consider banking with a branchless bank    Millennials Want Change! (75%) say they would prefer financial services from the likes of Google, Amazon, and Paypal.   however, banks have been slow to adapt  48% of customers switch banks because of fees   Millennial Desperate for a Better Banking Experience(50%) indicate they are counting on start up firms to overhaul how banks work

 Digital banking environment is ready for disruption  Mobile bank users globally are forecasted to more than double by 2019 and digital banks are expected to disrupt traditional banking revenues significantly in the medium to long term  Consumer Banking Revenue Disruption  The rise of neo banks has been described as "Banking's Uber Moment"Disintermediation of bank branches rather than the banks themselves, i.e., a shift to mobile distribution being the main channel of interaction between customers and the bankRevenue impact from digital disruption is peripheral today but is growing rapidly and will be substantial in the medium term  Accenture banking report, 2015  ©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 Competitive environment  Customer Target  Branch Density  Millennial  Baby Boomers  none  heavy  *  * not bank  ©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

BankMobile compares favorably to 'neo banks'

Offerings	BankMobile	SIMPLE	Moven	GObank
Joint Deposit Accounts	✓	☒	☒	☒
Check Writing Ability	✓	☒	☒	☒
Picture Bill Pay	✓	☒	☒	☒
High Yield Savings Accounts	✓	☒	☒	☒
Personal Line of Credit	✓	☒	☒	☒
Personal Financial Management	✓	☒	☒	☒
Account Opening Minimums	$0.01	Recommend $100 – $500 to start	$100 minimum	$20 – $500

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©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

Traditional customer acquisition models via branches don't work


BANK


Commerce Bank
CHASE


CUSTOMER

- ~1488 retail checking accounts per branch
- 17 new checking accounts opened per branch per month
- Deposit open/close ratio of 1.07
- We estimate ~1 net new checking account opened per branch per week
- Overdraft fees are subsidizing inefficient branches

The 2014 Cornerstone Performance Report

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©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 How we are disrupting the branch network     Consumer    Distributors & white label banking    Consumer

 Insert Video   Crowdsourced before launching direct to consumer

Direct-to-consumer acquisition efforts/results so far

Initiatives

- Social media/Google Adwords
- Digital Advertising
- PR
- Campus Ambassador Program (61 ambassadors to date)
- Membership Strategy (~2% conversion to date)
- Content marketing: Our book "Why Can't Banks Be As Easy As Uber," creating and promoting blog content, podcasts
- Partnerships

Insights

- Direct to consumer is challenging in short term
  - inertia, consumer friction, attract early adopters and fraudsters, large marketing expense
- Details about our 100,000 plus customers
  - Average balance: $444
  - % Direct deposit: ~10%
  - Average revenue per customer: ~$28

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©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 Insert Video   Example of marketing video

 In one year, BankMobile has evolved from start up investment phase to shareholder return phase BankMobile today is one of the top digital banks in the U.S.2 million checking accounts500,000 new checking accounts opened each year~$60 million per year non interest income revenues ~$600 million DDA’s by end of Q3, 2016Expected to be profitable by year end 2016Future growth opportunities are very significant   BankMobile results

 BankMobile is a FinTech company that is part of a bank  Use data analytics to improve the banking experienceMove away from money transactions to money management Don’t just sell products but create “wow” experiencesTake part in the Internet of Things, conversational AI for human touch, advanced biometrics Use APIs to share info and create a financial marketplace (Amazon for financial services)Continuous innovation…  ©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 Online Banking the Smart Way  ©2016 BankMobile a Division of Customers Bank. All Rights Reserved.  Video

 Disbursement Business  Casey McGuane & Andrew Crawford

We leverage the financial aid refund disbursement process



Financial Aid
Loan: $10,000
Federal
&
Private
INSTITUTION
Tuition: 8,500
Disbursement
Refund: $1,500
STUDENT
$$
Paper Check
$$
Bank
$$
Account

$250B

Total aid and non-federal loans for 2014/15

We eliminate complexity for schools:

- Timing of disbursement
- Compliance with ED regulations
- Service/staffing needs
- Technology demands
- Audits/recordkeeping

©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

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 We are the leading provider of financial services to the higher education industry  Serving 800+ higher education campuses  Established 2001  96%+ university client retention  $10B+ disbursed in 2015 ($6B into student accounts)  2MM accountholders on file  Clients generated $5M in subscription revenue  ©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

We have a compelling value proposition for colleges and students

Institutions

- Full Suite of Disbursement And Banking Solutions
- Increased Cost Savings Compared to Inefficient Paper-Based System
- Improved Quality of Service to Students
- Assists with Regulatory Compliance and Data Security
- Experience / Specialization of Outsourcing

BankMobile Disbursements

BankMobile Disbursements creates value both for schools and their students by streamlining inefficient campus processes

End-To-End Solution

- Disbursement
- Vibe Account
- Financial Education
- Customers for Life

Students

- Lower Cost, Student Oriented Banking Services
- Access to Multiple Account Options
- Easy Access to Refund Disbursements
- Intuitive Money Management Tools

Customers Bank and the Disbursements business are an ideal match

- Challenges within the disbursement industry and Higher One
  - Servicer vs regulated bank model
  - Focus on higher education only, inability to provide lifecycle model with additional financial services
  - Accounts only offered via disbursement model, fees perceived as too high
  - Corporate and consumer brand burdened with reputational and regulatory issues
  - Pending Department of Education rules in previous years froze the market

- BankMobile Disbursements and Customers Bank strengths
  - Strong value proposition for clients and students with BankMobile Vibe
  - New branding, corporate and consumer, is welcomed change for all
  - Reputation strengthened with a regulated bank vs servicer model
  - Department of Education regulations effective July 1, 2016 provide certainty for clients and opens the market for disbursement services
  - Lifecycle approach offers broader solution set for all and can increase customer lifetime value

31
©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

Our business enjoys significant barriers to entry

- Long-term embedded university client base (average tenure of relationship: 5 years)
- Strong technology allows for personalization by campus
- Full-service, high-touch disbursement solution with dedicated in-market teams
- Strong process integration with ERP, financial systems, service
- Dept. of Education Title IV regulations (Tier 1 and Tier 2)
- Experience and regulatory skillset
- Three patents

32
©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

We are the market leader, with a 25% share of the 20M college student market

Market share by student enrollment (US total: 20M)


Local Banks
PNC Bank
Wells Fargo
US Bank
NelNet
TouchNet
Heartland
Other*
Banks
Software
BankMobile
In-house

Other* ADP, Blackboard, Chase, Citibank, ECSI, Herring Bank, and other regional banks

Distribution of clients


60%
40%
2-year schools
4-year schools

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©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 Our client portfolio is strong and well-established    Client tenure by years  Representative client roster  79% of clients are on 3+ year contracts96% client retention  ©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

Our full-service suite and extensive experience is difficult to replicate

Highly efficient and formulaic process flow



1 Gather Information
> College or university identifies which students are eligible for a refund
> Sends flat file to BankMobile with an identifier for the student and the amount of the disbursement
2 Wiring
> College or university wires BankMobile the total amount for the disbursement
> Funds held in FDIC insured escrow account at partner bank for the benefit of its respective students
3 Disbursement
> BankMobile distributes each refund to the student based on the preference selected
4 Follow-Up
> BankMobile handles all exceptions and all customer service
Revenue Generated Through
Subscription Fees
+
Per Check / ACH Fees

Services we provide

- Exception Handing
- 24/7 Service
- Administrator Support
- Reporting database
- Client education/training
- Compliance expertise

35

©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 Lutz Braum  Consumer Product/Growth Strategy

We know the student segment better than anyone



2M
accountholders

138 million
transactions processed in 2015

11 million
phone calls handled in 2015

Profile of typical account holder:

- 28-year old woman living in the South
- Studying at 2-year community college (but for longer than 2 years)
- Likely to be working part-time ($5K/year) while attending school
- Likely to be a commuter student
- Likely to have children in the household
- Top merchant destinations: Walmart, Amazon, BestBuy, Target, AT&T, McDonalds
- Average student debt: $34K
- 12% of freshmen don't check their balance because they are too nervous!

37

©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 MOST are ‘basic checking’ with monthly fee waived for students  SOME are only available for 4 years (only 20% of students finish in 4 years)  SOME are only available to individuals under 24 years (average age of our students is 28)  Some “student accounts” exist, but NONE are truly designed for students   ©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

We just launched BankMobile Vibe – the ideal account for today's college student

- Free ATM access at 43,000 ATMs in the US
- Free Photo check deposit
- Free Photo bill pay
- Free Money Meter budgeting tool
- Free Snapshot (mobile spending tool)
- Free Passport recognition program
- Free Card On/Off Switch
- Free checks
- No NSF/Overdraft fees
- No minimum deposit/balance requirement
- Zero Liability Protection
- No credit check – everyone is accepted upon ID verification

BankMobile VIBE


BankMobile
VIBE
5111 7412 3456 7891
12/28
Debit
STEPHANIE A JONES
MasterCard

"The only account that rewards you for your hard work in and outside of the classroom"

39

©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 Video

Vibe is uniquely positioned to be the best account for students

Category	Feature	BankMobile VIBE	usbank	WELLS FARGO	PNC
Core Banking Features	Monthly fee waived	✓	✓	✓	✓
Core Banking Features	Mobile app	✓	✓	✓	✓
Core Banking Features	No opening balance	✓	✗	✗	✗
Core Banking Features	Photo bill-pay	✓	✗	✗	✗
Core Banking Features	Instant Virtual Card	✓	✗	✗	✗
Financial Literacy Tools	Predictive budgeting	✓	✗	✗	✗
Financial Literacy Tools	FinLit counseling	✓	✗	✗	✗
Financial Literacy Tools	Recognition for smart money management	✓	✗	✗	✗
Student-Centric Features	Recognition for academic achievements	✓	✗	✗	✗

41

©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

BOLD was the first totally fee-free, full-scale banking offering

- Mobile-first strategy
- Absolutely no fees
- Free access to nationwide ATM network
- Checking, Savings, Joint accounts, Line of Credit
- Higher savings rates than the largest 4 banks (at least 0.25% APY higher rate guaranteed)
- Online/mobile account opening – in less than 5 minutes
- VIP offering (for Direct Deposit customers) with access to personal banker, reimbursement of off-us ATM fees, free financial advisor on call

42

©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 We can bridge multiple Fintech opportunities immediately      Vibe  BOLD  ©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 Vibe and BOLD are the start of guiding customers towards financial freedom    CONFIDENCE  SECURITY  Freedom        Build money skills  Build savings  Build credit  CHOICE/FLEXIBILITY    ©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

Growth strategy has 5 pillars

1. Expand B2B client roster (schools and other partners): we plan on signing up schools with an additional 500K enrolled students over the next 12 months
2. Extend the average account tenure by offering post-graduation product
3. Add features to drive deeper engagement (measured by direct deposit)
4. Cross-sell additional products upon graduation
5. Introduce new products to open up new markets

45

©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 Retention of customers will increase customer lifetime value  10%  Historical average retention rate of account holders post-graduation  Account holder retention rate of graduates moved to BOLD account*  98%  *based on test of 40K active accounts of graduates upgraded to BOLD account in summer of 2015    ©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

Cross-sell opportunities will increase revenue/account

Opportunities:

Vibe:
- Savings accounts
- Direct Deposit
- Partner offers

BOLD:
- Line of credit
- Credit card
- Student Loan aggregation
- Auto loan
- Insurance
- Mortgage
- Investment services

Examples:

2% of accountholders get a $25K ***car loan***

$1B
Assets

2% of accountholders applying for a ***credit card*** from a partner (with $100 referral bonus)

$4M
Revenue

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©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

Innovative product portfolio will power customer growth well beyond 2018

	VIBE	BOLD	TRIBE	ARISE
Target	College students	Millennials	Families	Small Business
Current	2M	100K	0	0
Total Market	20M	70M	16M	5M
Key Differentiators	• Money management • Recognition program • $tartwithChange financial literacy tools • Automated savings	• Totally fee-free • Nationwide ATM fee rebates • Credit building tools • Savings	• Joint savings goals • Spending monitoring • Emergency funding for kids	• Money management • Employee spending tracking • Payroll cards • Business loans
Acquisition Strategy	• Financial aid refund disbursement • Campus marketing	• Partnerships • Vibe upsell • Online marketing	• Partnerships • Bold upsell • Online marketing	• Partnerships • Bold upsell • Online marketing
Brand Launch	**June 2016**	**Fall 2016**	**2017**	**2018**

48

©2016 BankMobile a Division of Customers Bank. All Rights Reserved.

 Dan Armstrong & Kirk Barrett  technology

 Dan has personally designed and launched telco-based banking in dozens of countries across four continents since 2000.Dan has literally improved the lives of tens of millions by merging the power and ubiquity of mobile telecommunications with mobile payments and the life-enriching benefits of a bank account.   Kirk has been the catalyst and tech-visionary for governments, Fortune 500’sand hundreds of start-ups. Kirk transforms raw business ideas into polished fully-operational, high-value intellectual property to be operated and/or marketed. Kirk specializes in assembling, motivating and empowering near-magical innovation teams to ensure extraordinarily high output and high quality of mass consumer technologies.  BankMobile Technologies: Start-up leadership  Dan Armstrong, CDO  Kirk Barrett, CTO

 The Vital Stats  Delivering 5 Financial Tech Products  New BM Labs Established 2015  Up to MillionsOf Account Holders Concurrently Accessing BankMobile Services  64%Technology WorkersAcross our Entire Staff  3 Technology Campuses  Innovation-First

BankMobile LABS

Consumer and Student-Focused Technology Teams

BankMobile Labs	BankMobile Student Labs
Digital User Experience Group	Refund Software Engineering
Technology Architecture Group	Refund Mgmt. QA & Testing
Software Development Group	Student UI Center of Excellence
Business Systems Analysis & QA	Core Banking & Systems Design
Fraud, Risk & Security Design	Dispute Resolution Development
3rd-Party Vendor Mgmt. Group	Payments Processing Design

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BankMobile Disbursements

True Financial Enterprise-Grade Technology

BankMobile LABS

- Scalable technology and infrastructure platform permits constant expansion of our business cost-effectively
- Combination of extensive proprietary software applications and massive-scale third-party technology
- Ultra-efficient data center and technology operations business processes
- Security emphasis and PCI compliant payment systems
- Managed by world-class Datacenter Architect and team members who hold multiple patents in this field

Dynamic Risk Management

Risk	Mitigation
Client Relationships	> Active relationship managers > Spend on maintaining student relations > Executive assignment program
System / BCP Stability	> Written and tested disaster recovery plan > Hot Redundancy in every critical & near-critical system
Information Security	> Formal written and audited security program > Extensive PCI certifications and external audit spend > Software Development following OWASP model SDLC
Write-Offs / Fraud	> Automated offset limits delinquent volume > Full-time risk manager > Systematic tracking of risks and controls
SOX	> Outsourced internal audit firm > Full-time internal audit team

Disbursements Computing Infrastructure

Environment	> Dual "hot" data centers (Atlanta,GA and New Haven, CT) quad-connected to Fiserv > Microsoft Azure Cloud
Core Tech	> Oracle 11g database > Teradata Enterprise > Cisco Infrastructure > Microsoft SQL 2016 > Ubuntu Linux > Windows 2012r2
Differentiators	> Financial-Grade data center availability > Active+Active Architecture > Internally managed and monitored > Near-Instant Systems Scalability
Compliance	> PCI Level 3 Payment Products

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BankMobile LABS

- **BankMobile** launched January 2015
- **BankMobile Labs** launched June 2015
- **BankMobile Payments** launched November 2015
- **BankMobile Disbursements** launched June 2016
- **BankMobile Vibe** student banking, launched June 2016
- **BankMobile BOLD** launching Fall 2016
- **BankMobile Tribe** family banking, launching Spring 2017
- **BankMobile Entrepreneur/Arise** launching Summer 2017

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Labs Innovation Teams

BankMobile Banking-as-a-Service Retail All Digital Banking Platform Cloud-Delivered Fully-Configurable	BankMobile 3-Minute New Account Opening Secure, Adaptive Fast, Identity/Risk Classification API	BankMobile Every-Screen Digital Banking Mobile App Banking Web-Banking Platform Builder
BankMobile Unrivaled Rethink of Banking Experience Animated, Relatable Modern Interface. Skins for Affiliates	BankMobile LABS	BankMobile Real-Time Risk Management Transaction Scoring, Device Mgmt, Fraud and Payment Alerts
BankMobile Secure Messaging BankMobile Inbox & Encrypted Push Messaging, OTP, Transaction Alerts	BankMobile Advanced Platforms IoT Banking, iOS P2P in Messages, Android Pay & Samsung Pay Auto Provisioning	BankMobile Payments, Cards and Data Intelligence Advanced Controls, Family Triggers and Rules Engine, APIs

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 BankMobile Labs: Innovation teams + leading-edge trusted data and services partners  Device & Location Intelligence, Fraud PreventionPartner  InformationValidation, Fraud Checks & Scoring Partner  End-to-End Mobile Encryption,Transaction Scoring Partner  Core Banking System Partner  Remote CheckDeposit & Real-Time Check Validation Partners  Enterprise-Grade Infrastructure for Entire Platform  (Photo) Bill Payment, A2A & P2P Payments Partner  Telco Account Information Validation Partner  Real-Time Risk ManagementTransaction Scoring, Device Management, Fraud Alerts   Value-Added Services & FeaturesRegisters, Accounts, Transactions, Help, the “Big Picture”  Secure MessagingBankMobile Secure Inbox & Push Messaging, OTP, Transaction Alerts  Advanced PlatformsIoT Banking, iOS P2P in Messages, Android Pay & Samsung Pay Auto Provisioning  3-Minute New Account OpeningIntelligent Identity Risk Classification  Banking-as-a-Service PlatformAP Banking, Core-Agnostic, White-Labelled Products  Any-Screen Digital Banking Mobile Apps & Web-Banking Delivered Securely  Card Processing & Issuing Partner  Payments, Cards and Data IntelligenceAdvanced Controls, Family Triggers and Rules Engine, APIs  Real-Time Risk ManagementTransaction Scoring, Device Management, Instant Fraud Alerts   Unrivaled Rethink of Banking ExperienceAnimated, Relatable Modern Interface. Skins for Affiliates”  Secure MessagingBankMobile Inbox & Encrypted Push Messaging, OTP, Transaction Alerts  3-Minute New Account OpeningSecure, Adaptive Fast, Identity/Risk Classification API  Every-Screen Digital Banking Mobile App Banking Web-Banking Platform Builder

Our FinTech product lines

Platform/Products	Objective
BankMobile Hub and BankMobile Bold *End-to-End Banking Apps & Middleware Platform*	Leverage our own brand and operational experience to deliver affiliate and partner-branded banking.
BankMobile Vibe *Next-Generation Disbursements for HigherOne Students*	Not just student accounts: accounts for life. Scalable to >20MM+ active students.
BankMobile Begin! Secure Onboarding *Any Screen, Any Technology, Anywhere*	Frictionless onboarding of checking, savings and line of credit accounts in under 5 minutes, enhanced CIP and substantially reduced fraud.
Secure BankMobile APIs *On-Demand Banking Services & Disbursements* *Front-End Mobile Apps to Back-Office as a Service*	From start-ups to established enterprises, the BankMobile API delivers Bank-grade FinTech to empower payments, partners and brands.
Financial Insights and Intelligent Controls *Machine Learning & AI-Assisted Suite of Capabilities*	Change behaviors and habits by transforming transactions into life-changing insight and actions.

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BankMobile **Bold**: Platform functionalities and features

- **Account Management:**
  - FDIC-insured checking and savings accounts
  - View transaction history
  - Search for transactions
  - View multiple (sub) accounts
  - View statements
  - View basic account info (balance, limit, rate)
- **Money In/Money Out:**
  - Debit card
  - Checks, on request
  - A2A transfers (in, out via ACH)
  - Direct deposit
  - Intra account transfers (subaccounts)
  - Bill pay (including add and manage payees)
  - ATM locator (geo-enabled, shows in network)
  - Receive wire transactions
  - Active register with status of all transactions
- **Money In/Out:**
  - Mobile wallet provisioning (Apple/Android/Samsung)
  - P2P
  - Photo bill pay
  - mRDC- photo deposit
  - Remote card control (on/off)
- **Alerts:**
  - Delivery of alerts (via Push, SMS, or email)
  - User preference of SMS or email alerts
  - Set/change alerts
  - Daily balance
  - Balance threshold
  - Transaction
  - Overdraft protection
  - Deposit confirmation
  - Access & security alerts
  - Freeze/unfreeze card
  - Data encryption for OTP
- **Self Service:**
  - Activate debit card
  - Select/change debit card PIN
  - Change app login PIN/biometric
  - Secure messaging center
  - Contact us (with preloaded contact information)
  - Update name, address, phone, email
  - Add account nicknames
  - Report lost / stolen cards
  - Suppress paper statements
  - Social media links
  - Privacy policy , Disclosures, any/all legal agreements needing acknowledgement
  - FAQs via SilverCloud or SalesForce CRM
- **Activation/Enrollment:**
  - Add a secondary cardholder
  - Onboarding instructional messages
  - Activate new debit cards in-app
- **Value:**
  - No minimum
  - No fees
  - Largest no fee ATM network
- **Family:**
  - Create subaccount
  - Subaccount alerts
  - Subaccount card and spending controls
  - Subaccount debit card
  - Subaccount debit provisioning into mobile wallet
- **PFM and Budgeting:**
  - PFM including goals setting, budgeting
  - View external accounts via PFM
  - Summary of spending by category
  - Transaction categorization
  - Overview of all activities incl. CS, bill set-up, payments, etc.
  - Inflow and outflow graphical representation of account activity
- **Account Access:**
  - Additional PIN or biometric authentication
  - "Quick view" balance (via biometric)

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 BankMobile BEGIN!         Streamlined and adaptive Customer account on-boarding enables prospective customers to sign-up for a checking account, savings account and get a instantly usable line-of-credit on their phone or home computer in under 3 minutes.

BankMobile Begin!: intelligent and adaptive new account onboarding

- As we never see our Customers in a branch, we have developed next-generation risk tools to **protect our Customers**, proactively manage **account take-over risk**, and **reduce identity fraud**.
- BankMobile is **frictionless**. BankMobile takes **fraud** very seriously.


3-Minute Application: "Submit"
"Congrats!"
Device State & Blacklist Check
Location & Device Validation
Telco Info. Check
Stolen, Manipulated ID Check
OFAC, Person & ID Validation
Out-of-Wallet Questions (optional)
Credit Score
Alternate Credit Score

Optional: for those applying for the BankMobile Line of Credit

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The world's first, purpose-built, in-a-box, whole-family banking product

BankMobile TRIBE

- ✓ Today's Family Takes on so many different shapes….
- ✓ Complete Money Management for the entire family.
- ✓ VISA Debit Cards for every family member that the parents control
- ✓ A Phone App for each family member to access and manage their money
- ✓ Simplest way to get money to a family member right when they need it most.
- ✓ "Emergency-Situations" - Automatic Funds Management and Payment
- ✓ Total Family Transactional Awareness. Know what everyone is spending money on, when, and *where they are when they spend it*.
- ✓ Help children save, manage allowances, gifts, even subsidize a kid's interest rate.
- ✓ Savings Agent and tools to truly save money and meet goals as a family.
- ✓ All free current banking tools plus family-features like photo pay for parents
- ✓ Multi-Lingual End-To-End Platform.

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Let’s sample the Experience!

 Demonstration of BankMobile 2.0

 Demonstration of BankMobile 2.0

 Solid fundamentals

 The basics of banking done right

 The Big Picture : actions (not transactions). Answers “where did my money go?”

 Secure web-based responsive banking

 The Big Picture: answers the age-old “where did our money go!?!”

 Web-based detailed account register

 Intuitive and guided transfers and payments

 Financial Goals & Plans for CUBI & BankMobile

 2015 Guidance vs. Results and 2016 Guidance

 Estimated Purchase Accounting for Disbursements Acquisition  Purchase price of $37.5 millionEstimate approximately $5 to $7 million goodwillSoftware costs $26millionIntangible assets $7 to $9 million

 BankMobile Assumptions  We expect BankMobile to be the digital delivery channel of the future for consumers and studentsPurchasing the Higher One Disbursements business will provide a platform to generate new accounts annually based on graduating students

 CUBI and BankMobile Future Outlook – Balance Sheet  *Assumes same number of shares outstanding as Customers Bancorp, Inc.

 Summary of Strategic Alternatives for CUBI and BankMobile Monetization

 Summary of Strategic Alternatives

 CUBI Stock Price Performance Reflects those Growth Rates, Significantly Outperforming SBNY and TCBI in their Early Years

 CUBI Loan Growth has Significantly Outpaced SBNY & TCBI Across Comparable Periods in their Early Life Cycles

 …with a Similar Outcome on the Deposit Side

 A Recent One-Year Lookback Reveals the Same Exceptional Growth Trajectory

 Profitability Metrics In-Line with Peers but Lower than Best in Class

 Despite High Growth Trajectory and Shareholder Returns, CUBI Trades at a Significant Discount to Peers as Well as High Performing Banks

 Illustrative Cost Assessment to CUBI of Crossing $10bn Mark

 Alternatives for Monetization of BankMobile

 Strategic Alternatives for BankMobile

 Conclusions  CUBI is option rich with attractive shareholder value creation opportunitiesBankMobile has become the “Bank for Millennials and Middle Income Americans”BankMobile value expected to be monetized over next 15 to 24 monthsVery significant value creation opportunities exist for shareholders